November 15, 1996

                        SUPPLEMENT TO THE PROSPECTUS OF:
                        PIONEER VARIABLE CONTRACTS TRUST
                               BALANCED PORTFOLIO
                   DATED APRIL 30, 1996 (REVISED JULY 8, 1996)


The following supplements "The Fund and The Pioneer Organization" section of the Prospectus.

THE MANAGER

Pioneer, the investment adviser to each Portfolio, provides investment research and portfolio management services to a number of other retail mutual funds and certain institutional clients. It maintains a staff of experienced investment personnel and a full complement of related support facilities. As of September 30, 1996, Pioneer advised mutual funds with a total value of over $15 billion, which includes more than 1,000,000 U.S. shareholder accounts, and other institutional accounts. Pioneer Funds Distributor, Inc. (PFD), with its principal business address at 60 State Street, Boston, Massachusetts, distributes shares of the Portfolios and shares of Pioneer's retail mutual funds.

Each Portfolio is overseen by an Equity Investment Committee or Fixed Income Investment Committee. Both Committees consist of Pioneer's most senior investment professionals and are chaired by David D. Tripple, Pioneer's President and Chief Investment Officer. Mr. Tripple joined Pioneer in 1974 and has had general responsibility for Pioneer's investment operations and specific portfolio assignments for more than five years. Fixed income investments made by Pioneer are under the general supervision of Sherman B. Russ, Senior Vice President of Pioneer. Mr. Russ joined Pioneer in 1983.

The Portfolio Manager responsible for day-to-day management of the Balanced Portfolio is William C. Field, Vice President of Pioneer. Mr. Field joined Pioneer in 1991 as a research analyst and has served as an assistant portfolio manager for certain institutional accounts since January 1996.


                                                                       1196-3803
                                             (C) Pioneer Funds Distributor, Inc.